Exhibit 10.42
AMENDMENT NO. 2
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
     This Amendment No. 2 to Third Amended and Restated Credit Agreement, dated as of December 14, 2007 (this “Amendment”), is entered into by and among WESCO Distribution, Inc., a Delaware corporation (“WESCO Distribution”), WESCO Equity Corporation, a Delaware corporation (“WESCO Equity”), Herning Enterprises, Inc., a Delaware corporation (“Herning”), WESCO Nevada, Ltd., a Nevada corporation (“WESCO Nevada”), Carlton-Bates Company, an Arkansas corporation (“Carlton-Bates”), Communications Supply Corporation, a Connecticut corporation (“CSC”), Calvert Wire & Cable Corporation, a Delaware corporation (“Calvert”), and Liberty Wire & Cable, Inc., a Delaware corporation (“Liberty” and, together with WESCO Distribution, WESCO Equity, Herning, WESCO Nevada, Carlton-Bates, CSC and Calvert, the “US Borrowers” and each individually as a “US Borrower”); WESCO Distribution Canada LP, an Ontario limited partnership (“WESCO DC LP” or “Canadian Borrower” and, together with the US Borrowers, the “Borrowers”, and each individually, a “Borrower”); the other Credit Parties; General Electric Capital Corporation, a Delaware corporation (in its individual capacity, “GE Capital”), for itself, as a US Lender, and as Agent for US Lenders with respect to Loans and other credit made available to US Borrowers and as an agent for Canadian Agent and all Lenders with respect to Collateral owned by a US Credit Party; GE Canada Finance Holding Company, a Nova Scotia unlimited liability company (“GE Capital Canada”), as a Canadian Lender and as Canadian Agent (Canadian Agent and Agent being defined as the “Agents”) for Loans and other credit made available to Canadian Borrowers and as agent for Canadian Lenders with respect to Collateral owned by a Canadian Credit Party; the other US Lenders that are parties hereto and the other Canadian Lenders that are parties hereto.
RECITALS
     A. Borrowers, the other Credit Parties, Agents and Lenders are parties to that certain Third Amended and Restated Credit Agreement, dated as of November 1, 2006, including all annexes, exhibits and schedules thereto (as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”).
     B. Borrowers and the other Credit Parties have requested that Agents and Lenders consent to certain transactions as described below in this Amendment and Agents and Lenders are willing to do so as and to the extent, and solely as and to the extent, and subject to the terms and conditions set forth in this Amendment.
     C.  Borrowers and the other Credit Parties have requested that Agents and Lenders agree to amend the Credit Agreement as and to the extent set forth in this Amendment and Agents and Lenders are willing to do so as and to the extent, and solely as and to the extent, and subject to the terms and conditions set forth in this Amendment.

     D. This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.
          NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and of the Loans and other extensions of credit heretofore, now or hereafter made to, or for the benefit of, US Borrowers by US Lenders and Canadian Borrower by Canadian Lenders, Borrowers, the other Credit Parties, Agents and Lenders hereby agree as follows:
     1. Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement and Annex A thereto.
     2. Amendments.
          2.1. The third Whereas clause to the Credit Agreement is hereby amended by deleting the dollar amount of “$50,000,000” contained therein and replacing it with the dollar amount “$55,000,000.”
          2.2. Section 1.1(a) (Revolving Credit Facility) of the Credit Agreement is hereby amended by deleting the dollar amount of “$65,000,000” contained in clause (i) thereof and replacing such with the dollar amount “$75,000,000”.
          2.2 Section 6.1 (Mergers, Subsidiaries, Etc.) is hereby amended to add the following subsection (v) to the first paragraph thereof:
          “(v) the formation by Carlton-Bates of LADD LLC,”
          2.3. Section 6.2 (Investments; Loans and Advances) of the Credit Agreement is hereby amended by deleting the word “and” immediately preceding clause (i) of such Section 6.2, replacing the period immediately following clause (i) of such Section with a semi-colon, and inserting the following new language immediately after clause (i) of such Section:
“(j) WESCO and Carlton-Bates may make investments, in the form of intercompany loans to LADD LLC, to the extent permitted in Section 6.3(a)(xxxi);
(k) Carlton-Bates may make an investment in WESCO Distribution in the form of purchase money debt in exchange for the LADD LLC Equity Interests, to the extent permitted in Section 6.3(a)(xxxii); and
(l) Carlton-Bates may make investments in LADD LLC by transferring the LADD Assets to LADD LLC in exchange for 100% of the equity interests in LADD LLC (the “LADD LLC Equity Interests”); provided, that, within eight (8) Business Days of doing so, Carlton-Bates and/or, if Carlton-Bates has sold any of the LADD LLC Equity Interests to WESCO Distribution as permitted pursuant to Section 6.8(g), WESCO Distribution, shall pledge and deliver all LADD LLC Equity Interests then owned by Carlton-Bates and/or WESCO Distribution, as applicable, to Agent, as additional collateral security for the Obligations (it being acknowledged and agreed (i) that at the time of sale of 60% of the LADD LLC Equity Interests to Deutsch (as hereinafter defined) as provided in Section 6.8(h) the Agent shall release the pledge which it holds in such remaining 60% of the LADD LLC Equity Interests, and (ii) that at the time of contribution of the LADD Assets to LADD LLC that the Agent shall release all liens on the LADD Assets held by the Agent for the benefit of the Agent and the Lenders.)”
          2.4. Section 6.3 (Indebtedness) of the Credit Agreement is hereby amended by deleting the word “and” immediately preceding clause (a)(xxx) of such Section 6.3, replacing the period immediately following clause (a)(xxx) of such Section with a semi-colon, and inserting the following new language immediately after clause (a)(xxx) of such Section:
“(xxxi) Indebtedness consisting of intercompany loans and advances made by WESCO Distribution and/or Carlton-Bates to LADD LLC after, and only after, consummation of the asset sale transaction contemplated by Section 6.8(g); provided, that (A) LADD LLC shall have executed and delivered to WESCO Distribution and Carlton-Bates, as applicable, a note with a maturity not in excess of two years to evidence any and all such intercompany Indebtedness owing at any time, each of which Intercompany Notes shall be in form and substance satisfactory to Agent (and may, at the option of Borrowers, be an interest bearing note) and shall be pledged and delivered to Agent as additional collateral security for the Obligations; (B) at the time any such intercompany loan or advance is made and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing; and (C) the aggregate balance of all such intercompany loans and advances made by WESCO Distribution and Carlton-Bates to LADD LLC shall not exceed $3,000,000 at any one time outstanding; and
(xxxii) Indebtedness consisting of purchase money indebtedness owed to Carlton-Bates by WESCO Distribution in the form of a purchase money note, executed by WESCO Distribution as consideration for the sale of the LADD LLC Equity Interests by Carlton-Bates to WESCO Distribution at the time of consummation of such sale transaction; provided, that (A) WESCO Distribution shall have executed and delivered to Carlton-Bates, a demand note (the “WDI-CB Promissory Note”) to evidence such intercompany Indebtedness, which WDI-CB Promissory Note shall be subordinated to the Obligations on terms acceptable to the Agent and otherwise in form and substance satisfactory to Agent (and may, at the option of Borrowers, be an interest bearing note) and shall be pledged and delivered to Agent as additional collateral security for the Obligations; and (B) at the time any such intercompany Indebtedness is incurred and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing.”
          2.5. Section 6.8 (Sale of Stock and Assets) of the Credit Agreement is hereby amended by deleting the word “and” immediately preceding clause (f) of such Section 6.8, replacing the period immediately following clause (f) of such Section with a semi-colon, and inserting the following new language immediately after clause (f) of such Section:
“(g) the sale of the LADD LLC Equity Interests by Carlton-Bates to WESCO Distribution in return for the WDI-CB Promissory Note; provided, that, within eight (8) Business Days of doing so, WESCO Distribution, shall pledge and deliver all LADD LLC Equity Interests then owned by WESCO Distribution to Agent, as additional collateral security for the Obligations (it being acknowledged and agreed that at the time of sale of either (A) 60% of the LADD LLC Equity Interests to Deutsch as provided in Section 6.8(h) or (B) 40% of the LADD LLC Equity Interests to Deutsch as provided in Section 6.8(i), the Agent shall release the pledge which it holds in such 60% or 40%, as applicable, of the LADD LLC Equity Interests.);
(h) the sale of 60% of the LADD LLC Equity Interests by WESCO Distribution to Deutsch Engineered Connecting Devices, Inc. and/or an affiliate thereof (“Deutsch”) for consideration consisting of not less than $60,000,000 in cash, plus a promissory note payable to WESCO Distribution in the amount of not less than $15,000,000 (the “Deutsch Promissory Note”), all on terms reasonably acceptable to Agent; provided, that (i) the Deutsch Promissory Note shall be pledged and delivered to Agent as additional security for the Obligations, (ii) the remaining 40% of the LADD LLC Equity Interests held by WESCO Distribution shall be pledged and delivered to Agent as additional security for the Obligations and (iii) any and all cash proceeds received by WESCO Distribution or any other Borrower or Credit Party under the transactions contemplated by this clause (h) shall be applied to the then outstanding Obligations in accordance with Section 1.3(b)(ii); and
(i) the sale pursuant to the exercise of an option (and the granting of such option) or pursuant to a tag-along or drag —along by WESCO Distribution to Deutsch of the remaining 40% of the LADD LLC Equity Interests for a cash purchase price of at least $40,000,000 to be paid at the time of the exercise of such option, such option to be on terms and conditions reasonably acceptable to Agent; provided, that, any and all cash proceeds received by WESCO Distribution or any other Borrower or Credit Party under the transactions contemplated by this clause (h), shall be applied to the outstanding Obligations in accordance with Section 1.3(b)(ii) (it being acknowledged and agreed that at the time of exercise of such option and payment of such cash purchase price the Agent shall release the pledge which it holds in such remaining 40% of the LADD LLC Equity Interests).”
          2.6. The definition of the term “Commitment Termination Date” contained in Annex A (Definitions) to the Credit Agreement is hereby amended by deleting the words “November 1, 2012” from clause (a) of such definition and replacing it with the words “November 1, 2013”.
          2.7. (a) The definition of the term “Canadian Revolving Loan” contained in Annex A (Definitions) to the Credit Agreement is hereby amended by deleting the dollar amount “$65,000,000” from clause (b) of such definition and replacing them with the dollar amount “75,000,000”.
(b) Annex J to the Credit Agreement is hereby amended to reflect the increased Canadian Revolving Loan Commitments of the specified Canadian Lenders, all as and to the extent set forth on Exhibit I to Amendment No. 2 to the Third Amended and Restated Credit Agreement, which increased Canadian Revolving Loan Commitments shall equal $10,000,000, resulting in total Canadian Revolving Loan Commitments of $75,000,000 as contemplated by clause (a) above.
          2.8. The definitions of the terms “Commitments” and “Revolving Loan Commitment” contained in Annex A (Definitions) to the Credit Agreement are hereby amended by deleting the existing dollar amount where it appears in such definitions and replacing it with the dollar amount “Three Hundred and Seventy-Five Million Dollars ($375,000,000).”
          2.9. Annex A (Definitions) to the Credit Agreement is hereby further amended by inserting the following new defined terms in appropriate alphabetical order:
          “LADD Assets” means the assets of the LADD Division, including approximately $11,250,000.00 (book value) of accounts receivable and approximately $18,750,000.00 (book value) of Inventory.”
          “LADD Division” means the division of Carlton-Bates which is the exclusive distributor for Deutsch products.”
          “LADD LLC” shall mean LADD Industries LLC, the newly formed (or to be newly formed) limited liability company, formed (or to be formed) by Carlton-Bates, to acquire the LADD Assets as contemplated by Section 6.2(l).
          2.10. Annex B (Letters of Credit) of the Credit Agreement is hereby amended by deleting the dollar amount of “$5,000,000” contained in clause (a) thereof and replacing it with the dollar amount “$10,000,000.”
     3. Representations and Warranties. The Borrowers and the other Credit Parties, jointly and severally, hereby represent and warrant to Agents and Lenders that:

          3.1. The execution, delivery and performance by each Borrower and each other Credit Party of this Amendment have been duly authorized by all necessary corporate, limited liability company or other constituent document action, and this Amendment constitutes the legal, valid and binding obligation of each Borrower and each other Credit Party enforceable against each of them in accordance with its terms, except as the enforcement hereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally or to general principles of equity.
          3.2. Each of the execution, delivery and performance of this Amendment by each Borrower and each other Credit Party and the consummation of the transactions contemplated hereby (i) does not, and will not, contravene or conflict with any provision of law, any judgment, decree or order, or the certificate or articles of incorporation or by-laws or limited liability company agreement or membership agreement or other constituent documents of any Borrower or any other Credit Party, and (ii) does not, and will not, contravene or conflict with, or cause any Lien to arise under, any provision of any indenture, agreement, mortgage, lease, instrument or other document binding upon or otherwise affecting any Borrower or any other Credit Party or any property of any Borrower or any other Credit Party.
          3.3. No Default or Event of Default exists under the Credit Agreement or any other Loan Document or will exist after or be triggered by the execution, delivery and performance of this Amendment or the consummation of the Corporate Restructuring Transactions or any of the other transactions contemplated hereby. In addition, each Borrower and each other Credit Party hereby represents, warrants and reaffirms that the Credit Agreement and each of the other Loan Documents to which it is a party remains in full force and effect.
     4. Conditions Precedent to Effectiveness. The effectiveness of the consents set forth in Section 2 hereof and the amendments set forth in Section 3 hereof are subject in each instance to the satisfaction of each of the following conditions precedent, each in a manner reasonably satisfactory to Agent:
          4.1. Amendment. This Amendment shall have been duly executed and delivered by each Borrower, each other Credit Party, Agents and all Lenders.
          4.2. No Default. No Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Amendment or the consummation of any of the transactions contemplated hereby.
          4.3. Resolutions. Agent shall have received resolutions of each Borrower’s and each other Credit Party’s Board of Directors or other applicable body, approving and authorizing the execution, delivery and performance of this Amendment and the transactions to be consummated in connection with this Amendment, each certified by such entity’s corporate secretary or assistant secretary as being in full force and effect without any modification or amendment as of the date of this Amendment.
          4.4. Amendment Fee. Borrowers shall have paid to the Agent, for the ratable benefit of the Lenders, an amendment fee of five (5) basis points (i.e. 0.05%) of the aggregate

Revolving Loan Commitments after giving effect to the $10,000,000 increase to $375,000,000 contemplated by this Agreement.
          4.5. Miscellaneous. Agent and Lenders shall have received such other agreements, instruments and documents as Agent or Lenders may reasonably request.
     5. Reference to and Effect Upon the Credit Agreement and other Loan Documents.
          5.1. Full Force and Effect. Except as specifically provided herein, the Credit Agreement and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed by each Borrower and each other Credit Party.
          5.2. No Waiver. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition, or to any amendment or modification of any term or condition (except as specifically provided herein) of the Credit Agreement or any other Loan Document or (ii) prejudice any right, power or remedy which any Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement or any other Loan Document.
          5.3. Certain Terms. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.
     6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or “pdf” shall be as effective as delivery of a manually executed counterpart signature page to this Amendment.
     7. Costs and Expenses. As provided in Section 11.3 (Fees and Expenses) of the Credit Agreement, Borrowers shall pay the fees, costs and expenses incurred by each Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, attorneys’ fees).
     8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPALS.
     9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature Pages Follow]
     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWERS: WESCO DISTRIBUTION, INC.
By:	/s/ Daniel A. Brailer
Daniel A. Brailer
Vice President & Treasurer

HERNING ENTERPRISES, INC.
By:	/s/ Daniel A. Brailer
Daniel A. Brailer
Treasurer

WESCO EQUITY CORPORATION
By:	/s/ Daniel A. Brailer
Daniel A. Brailer
Treasurer

WESCO NEVADA, LTD.
By:	/s/ Daniel A. Brailer
Daniel A. Brailer
Treasurer

CARLTON-BATES COMPANY
By:	/s/ Daniel A. Brailer
Daniel A. Brailer
Treasurer

COMMUNICATIONS SUPPLY CORPORATION
By:	/s/ Daniel A. Brailer
Daniel A. Brailer
Treasurer

CALVERT WIRE & CABLE CORPORATION
By:	/s/ Daniel A. Brailer
Daniel A. Brailer
reasurer

LIBERTY WIRE & CABLE, INC.
By:	/s/ Daniel A. Brailer
Daniel A. Brailer
Treasurer

WESCO DISTRIBUTION CANADA LP By: WESCO Distribution Canada GP Inc., its General Partner
By:	/s/ Daniel A. Brailer
Daniel A. Brailer
Treasurer

CREDIT PARTIES: WESCO INTERNATIONAL, INC.
By:	/s/ Daniel A. Brailer
Daniel A. Brailer
Vice President & Treasurer

WESCO FINANCE CORPORATION
By:	/s/ Daniel A. Brailer
Daniel A. Brailer
Vice President & Treasurer

CDW HOLDCO, LLC By: Wesco Distribution, Inc., its Managing Member
By:	/s/ Daniel A. Brailer
Corporate Secretary

WDC HOLDING INC.
By:	/s/ Daniel A. Brailer
Daniel A. Brailer
Treasurer

WESCO NIGERIA, INC.
By:	/s/ Daniel A. Brailer
Daniel A. Brailer
Treasurer

CBC LP HOLDINGS, LLC By: Carlton-Bates Company, its Sole Member
By:	/s/ Daniel A. Brailer
Daniel A. Brailer
Treasurer

CARLTON-BATES COMPANY OF TEXAS GP, INC.
By:	/s/ Daniel A. Brailer
Daniel A. Brailer
Treasurer

COMMUNICATIONS SUPPLY HOLDINGS, INC.
By:	/s/ Daniel A. Brailer
Daniel A. Brailer
Treasurer

WESCO DISTRIBUTION CANADA GP INC.
By:	/s/ Daniel A. Brailer
Daniel A. Brailer
Treasurer

WESCO DISTRIBUTION CANADA CO.
By:	/s/ Daniel A. Brailer
Daniel A. Brailer
Treasurer

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and a Lender
By:	/s/ Robert Santimays
Robert Santimays

GE CANADA FINANCE HOLDING COMPANY, as Canadian Agent and a Lender
By:	/s/ Italo Fortino
Italo Fortino

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Sandra J. Evans
Sandra J. Evans
Senior Vice President

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender
By:	/s/ Evelyn Kusold
Evelyn Kusold
Vice President

CITIZENS BANK OF PENNSYLVANIA, as a Lender
By:	/s/ Don Cmar
Don Cmar
Vice President

PNC BANK, N.A., as a Lender
By:	/s/ David B. Thayer
David B. Thayer
Vice President

FIRST COMMONWEALTH BANK as a Lender
By:	/s/ C. Forrest Tefft
C. Forrest Tefft
Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Paul A. Taubeneck
Paul A. Taubeneck
Assistant Vice President

NATIONAL CITY BUSINESS CREDIT, INC., as a Lender
By:	/s/ Michael Etienne
Michael Etienne
Vice President

WACHOVIA CAPITAL FINANCE, as a Lender
By:	/s/ Valerie Bailey
Valerie Bailey
Vice President

BANK OF AMERICA, N.A., CANADA BRANCH, as a Lender
By:	/s/ Melinda Sales de Andrade
Melinda Sales de Andrade
Vice President

CIT FINANCIAL LTD., as a Lender
By:	/s/ J. Daryl Maclellan
J. Daryl Maclellan
President

JPMORGAN CHASE BANK, N.A. TORONTO BRANCH, as a Lender
By:	/s/ Barry Walsh
Barry Walsh
Vice President

NATIONAL CITY BANK, CANADA BRANCH, as a Lender
By:	/s/ Nazmin Adatia
Nazmin Adatia
Vice President

WACHOVIA CAPITAL FINANCE CORPORATION (CANADA) Formerly, CONGRESS FINANCIAL CORPORATION (CANADA), as a Lender
By:	/s/ Raymond Eghobamien
Raymond Eghobamien
Vice President

EXHIBIT I
to
AMENDMENT NO. 2
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
[Annex J Amendments]

EXHIBIT I
to
AMENDMENT NO. 2
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
[Annex J Amendments]

ANNEX J (from Annex A — Commitment Definition) to
AMENDED AND RESTATED CREDIT AGREEMENT

US Lenders:	US Revolving Loan	US Swing Line
	Commitment	Commitment
General Electric Capital Corporation	$77,600,000.00	$25,000,000.00
Bank of America, N.A.	$53,600,000.00
The CIT Group/Business Credit, Inc.	$33,600,000.00
Citizens Bank of Pennsylvania	$32,000,000.00
PNC Bank, N.A.	$21,000,000.00
First Commonwealth Bank	$21,000,000.00
JPMorgan Chase Bank, N.A	$22,400,000.00
National City Business Credit, Inc.	$20,800,000.00
Wachovia Capital Finance	$18,000,000.00

Total:	$300,000,000.00	$25,000,000.00

Canadian Lenders:	Canadian Revolving	Canadian Swing Line
	Commitment	Commitment
GE Canada Finance Holding Company	$24,100,000.00	$2,500,000.00
Bank of America, N.A. , Canada Branch	$11,540,000.00
CIT Financial Ltd,	$7,700,000.00
JPMorgan Chase Bank, N.A.Toronto Branch	$13,775,400.00

J-1

Canadian Lenders:	Canadian Revolving	Canadian Swing Line
	Commitment	Commitment
National City Bank, Canada Branch	$8,134,600.00
Wachovia Capital Finance Corporation	$9,750,000.00

Total:	$75,000,000.00	$2,500,000.00

J-2